Deferred Revenue	12 Months Ended
Dec. 31, 2025
Deferred Revenue1 [Abstract]
Deferred Revenue

14	DEFERRED REVENUE

Deferred Revenue
At December 31, 2023	$—
Advanced consideration from gold sale prepayment agreement, net of transaction costs	111.1
Accretion expense	5.5
At December 31, 2024	$116.6
Deferred revenue recognized	(124.6)
Accretion expense	8.0
Advanced consideration from gold sale prepayment agreement	50.0
At December 31, 2025	$50.0
On July 15, 2024, the Company entered into a gold sale prepayment agreement, the proceeds of which were used to settle all of the 2024 and 2025 forward gold sale contracts acquired as part of the Argonaut Transaction (Note 6) which totaled 179,417 ounces with an average price of $1,838 per ounce. Under the terms of the gold prepayment, Alamos received advanced consideration of $116 million in exchange for the delivery of 49,384 ounces in 2025, settled monthly, based on the average forward curve price of $2,524 per ounce.
During the year ended December 31, 2025, 49,384 ounces were physically delivered in respect of the gold sale prepayment agreement.
In December 2025, the Company entered into a new gold sale prepayment agreement. Under the terms of the gold prepayment, Alamos received advanced consideration of $50.0 million in exchange for the delivery of 12,255 ounces in 2026, settled monthly, based on the average forward curve price of $4,166 per ounce. The proceeds received were utilized, along with cash on hand to settle 50,000 ounces of the remaining Argonaut legacy hedges scheduled for maturity for 2026 (note 13).
During the year ended December 31, 2025, accretion expense of $8.0 million was capitalized (December 31, 2024- $3.4 million) (Note 10).